JOINDER NUMBER 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

Reference is hereby made to the Amended and Restated Credit Agreement (as amended, and in effect from time to time, the “Agreement”) made as of the 13th day of January, 2017, by and among Auxilio, Inc., a Nevada corporation (“Parent”), Auxilio Solutions, Inc., a California corporation (“Solutions”), Delphiis, Inc., a California corporation (“Delphiis”), CynergisTek, Inc., a  Texas corporation (“CynergisTek”), and one or more additional direct or indirect Subsidiaries hereafter acquired or formed (Parent, Solutions, Delphiis, CynergisTek and such other Subsidiaries are sometimes collectively referred to herein as “Borrowers” and each individually as a “Borrower”), the financial institutions from time to time parties thereto as Lenders, and Avidbank, a California banking corporation (“Avidbank”), in its capacity as contractual representative for itself and the other Lenders (“Agent”).  Capitalized terms used herein and not defined herein shall have the meanings given to them in the Agreement.

By its execution below, the undersigned, CYNERGISTEK, INC., a Delaware corporation, agrees to become, and does hereby become, a Borrower under the Agreement and a Maker under each Note, and agrees to be bound by the Agreement and such Notes as if originally a party thereto.  By its execution below, the undersigned hereby represents and warrants as to itself that all of the representations and warranties contained in Article IV of the Agreement are true and correct in all respects as of the date hereof (except to the extent such representations and warranties expressly relate solely to an earlier date).  CYNERGISTEK, INC., a Delaware corporation, represents and warrants that the schedules attached hereto are true and correct in all respects and such schedules set forth all information required to be scheduled under the Agreement.

IN WITNESS WHEREOF CYNERGISTEK, INC., a Delaware corporation, has duly executed and delivered this Joinder Number 1 to Amended and Restated Credit Agreement as of this 7 day of September, 2017.

CYNERGISTEK, INC., a Delaware corporation By: /s/ Paul T. Anthony Name: Paul T. Anthony Title: CFO